UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 15, 2026 (June 10, 2026 )

Kestrel Group Ltd
 (Exact name of registrant as specified in its charter)

Bermuda	001-42668	98-1833921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Bermudiana Road, Suite 1141,
Pembroke HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	KG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 10, 2026, the 2026 Annual General Meeting of Shareholders (the “Annual General Meeting” or the “Meeting”) of Kestrel Group Ltd (the “Company”), was held for holders of common shares, par value $0.01 ("Common Shares"). The Common Shares outstanding as of the Record Date were 8,479,673. There were also an additional 2,237,534 Common Shares owned by Maiden Reinsurance Ltd., a wholly-owned subsidiary of the Company, which are held as treasury shares and were entitled to vote at the Meeting. At the Meeting, the shareholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 24, 2026. Shareholders approved items 1, 2 and 4 and selected one year as the frequency for the non-binding advisory vote on executive compensation.. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s shareholders.
1.The election of the seven directors of the Company named in the accompanying Proxy Statement to serve until the 2027 Annual General Meeting of Shareholders:

Nominees	Votes For	Withheld	Broker Non-Vote

Terry Ledbetter	7,349,124	22,555	1,580,954
Bradford Luke Ledbetter	7,350,540	21,139	1,580,954
Joseph Brecher	7,282,561	89,118	1,580,954
Erik Cohen	7,272,268	99,411	1,580,954
Michael Hotchkiss	7,269,720	101,959	1,580,954
Steven Nigro	7,349,331	22,348	1,580,954
Jeffrey Weissmann	7,273,447	98,232	1,580,954
2. The vote on a non-binding advisory resolution to approve the compensation of our executive officers:

Votes For	Votes Against	Abstain	Broker Non-Vote

6,796,163	89,746	485,770	1,580,954
3. The vote on a non-binding advisory proposal to determine the frequency (whether annual, biennial or triennial) with which shareholders of the Company shall be entitled to have an advisory vote on executive compensation:

1 year	2 years	3 years	Abstain	Broker Non-Vote

7,315,165	489	41,569	14,456	1,580,954
In light of these voting results, the Board of Directors has determined that the Company will hold a non-binding, advisory vote on the compensation of its named executive officers on an annual basis until the next required vote by shareholders on the frequency of such advisory votes.
4. The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the 2026 fiscal year:

Votes For	Votes Against	Abstain	Broker Non-Vote

8,950,331	779	1,523	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 15, 2026		Kestrel Group Ltd

		By:	/s/ Bradford Luke Ledbetter
		Name:	Bradford Luke Ledbetter
		Title:	Chief Executive Officer